                                                   Filed Pursuant to Rule 497(c)
                                                   File Nos:  2-58407
                                                             811-2735

Prospectus
                                                                   -------------
                                                                   Elfun Funds


April 30, 1999


--------------------------------------------------------------------------------
Equity Funds
Elfun Trusts
Elfun Global Fund

--------------------------------------------------------------------------------

Income Funds
Elfun Income Fund
Elfun Tax-Exempt Income Fund


--------------------------------------------------------------------------------

Asset Allocation Fund
Elfun Diversified Fund


--------------------------------------------------------------------------------
Money Market Fund
Elfun Money Market Fund


--------------------------------------------------------------------------------
Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

----------------------------------------
                                Contents

--------------------------------------------------------------------------------

Elfun Funds Prospectus



Equity Funds ...................................................        3
Elfun Trusts ...................................................        4
Elfun Global Fund ..............................................        6


Income Funds ...................................................        9
Elfun Income Fund ..............................................       10
Elfun Tax-Exempt Income Fund ...................................       12

Asset Allocation Fund ..........................................       15
Elfun Diversified Fund .........................................       16

Money Market Fund ..............................................       19
Elfun Money Market Fund ........................................       20

Fund Expenses ..................................................       22

More on Strategies and Risks ...................................       24
More on Risks ..................................................       24
Other Risk Considerations ......................................       27
More on Investment Strategies ..................................       27

About the Investment Adviser, Distributor and Servicing Agent ..       33
Investment Adviser and Administrator ...........................       33
Distributor and Servicing Agent ................................       33
About the Funds' Portfolio Managers ............................       34

How to Invest ..................................................       35
How to Purchase Units ..........................................       35
How to Redeem Units ............................................       37
How to Exchange Units ..........................................       39

Dividends, Capital Gains and Other Tax Information .............       40

Calculating Net Asset Value ....................................       42

Appendix:  Financial Highlights ................................       43



Additional information regarding the Elfun Funds ("Funds") is contained in the Statement of Additional Information dated April 30, 1999 which is incorporated by reference into (legally forms a part of) this Prospectus.


General Electric Company is not a party to the trust agreements which created each Fund and does not sponsor the Funds.

                                       ---------------------------------------
                                       Equity Funds           Elfun Funds      3
                                                              Prospectus

------------------------------------------------------------------------------

Who may want to invest in an Equity Fund?


Elfun Equity Funds may be appropriate for your investment portfolio if you:

o    have a long-term investment goal
o are willing to accept higher short-term risk for potential long-term returns
o    want to diversify a portfolio composed mostly of fixed income investments

The Elfun Equity Funds may not be appropriate if you want:
o    to avoid potentially significant changes in share price
o    a short-term investment
o    regular income

Equity funds generally invest in equity securities. Equity securities may include common stocks, preferred stocks, depositary receipts, convertible preferred stocks, convertible bonds, convertible debentures, convertible notes, and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation. Equity funds have more potential for capital growth than other funds, but they have greater risk.

[Sidebar]

An investment in an Elfun Fund is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in an Elfun Fund is subject to investment risks, including possible loss of principal invested.

----------------------
4  Elfun Funds
   Prospectus
   Equity Funds

--------------------------------------------------------------------------------

Elfun Trusts

Investment Objective:
Seeks long-term growth of capital and future income rather than current income.



The Strategy

Elfun Trusts invests primarily in equity securities. Stock selection is key to the performance of the Fund. The portfolio manager seeks to identify securities of issuers with characteristics such as:


o    strong earnings growth
o    attractive prices
o    a presence in successful industries
o    high quality management


The Fund also may invest in foreign securities and debt securities.


The portfolio manager may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Risks

The principal risk of investing in this Fund is stock market risk. To the extent that the portfolio manager invests in foreign securities and debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk.

If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                     ---------
                                                                             5

------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 18.67% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was -15.03% for the quarter ended September 30, 1990. The Fund's year-to-date return was 6.49% as of March 31, 1999.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). The table reflects the impact of the Fund's expenses. It assumes you sold your Units at the end of each period.


Calendar Year Total Returns


                            [Bar Chart Appears Here]


1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
----      ----      ----      ----      ----      ----      ----      ----      ----      ----
35.81%   -3.71%    28.17%     9.28%     8.98%     0.23%    39.19%    23.55%    30.86%    22.94%

Average Annual Total Return
(as of December 31, 1998)



                      1 Year       5 Years      10 Years
                      ------       -------      --------
Elfun Trusts          22.94%       22.63%        18.66%
S&P 500 Index         28.70%       24.08%        19.21%



Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.

[Sidebar]

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a Unit assuming the reinvestment of all dividend income and capital gain distributions.

-------------------
6 Elfun Funds
  Prospectus
  Equity Funds

--------------------------------------------------------------------------------

Elfun Global Fund


Investment Objective: Seeks long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital.



The Strategy


The Elfun Global Fund invests primarily in equity securities of companies located in developed and developing countries, including the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security price does not fully reflect its potential growth. Under normal circumstances, the Fund's assets are invested in no fewer than three different countries. The portfolio managers consider the following factors in determining where an issuer is located: country of organization, primary securities trading market, location of assets, or country where the issuer derives at least half of its revenues and profits. Stock selection is key to the performance of the Fund.


The portfolio managers seek to identify securities of growth companies with characteristics such as:

o    low prices relative to their long-term cash earnings potential
o    potential for significant improvement in the company's business
o    financial strength
o    sufficient liquidity


The Fund also may invest to a lesser extent in investment-grade securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Risks


The principal risks of investing in this Fund are stock market risk, foreign exposure risk, style risk and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to interest rate risk and credit risk.


If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                     ---------
                                                                             7

------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 22.70% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was -19.02% for the quarter ended September 30, 1998. The Fund's year-to-date return was 6.58% as of March 31, 1999.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International World Index ("MSCIW Index"). The table reflects the impact of the Fund's expenses. It assumes that you sold your Units at the end of each period.



Calendar Year Total Returns


                            [Bar Chart Appears Here]


1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
----      ----      ----      ----      ----      ----      ----      ----      ----      ----
24.74%   -8.56%    14.81%     5.94%    31.88%    -0.63%    16.03%    16.13%     8.47%    17.36%



Average Annual Total Return
(as of December 31, 1998)


                      1 Year      5 Years       10 Years
                      ------      -------       --------
Elfun Global Fund     17.36%       11.26%        12.05%
MSCIW Index           24.34%       15.68%        10.66%



Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.


[Sidebar]

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a Unit assuming the reinvestment of all dividend income and capital gain distributions.

--------
8

                     [This page intentionally left blank.]

                                  ---------------------------------------------
                                  Income Funds                   Elfun Funds   9
                                                                 Prospectus

-------------------------------------------------------------------------------

Who may want to invest in an Income Fund?


Elfun Income Funds may be appropriate for your investment portfolio if you:

o    seek regular income

o    seek lower potential volatility than equity funds over the long term

o    want to diversify a portfolio composed mostly of equity investments


Elfun Income Funds may not be appropriate if you want:

o    high potential capital appreciation


The Elfun Tax-Exempt Income Fund may be appropriate for your investment portfolio if you:
o    are in a high tax bracket
o    want income that is exempt from
     federal income tax



Income funds generally invest in debt securities. Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest. Income funds provide regular income and some provide federally tax-exempt income.


[Sidebar]

An investment in an Elfun Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in an Elfun Fund is subject to risk, including possible loss of principal invested.

-------------------
10 Elfun Funds
   Prospectus
   Income Funds

--------------------------------------------------------------------------------

Elfun Income Fund

Investment Objective:

Seeks a high level of income consistent with prudent investment management and the preservation of capital.

The Strategy

The Elfun Income Fund invests primarily in investment grade securities, including mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The portfolio managers seek to identify debt securities with characteristics such as:
o    attractive yields and prices
o    the potential for capital appreciation
o    reasonable credit quality

The Fund also may invest to a lesser extent in asset-backed securities, high yield securities and foreign debt securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Fund's investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and unitholders to incur increased taxes on their investment in the Fund.


The Risks

The principal risks of investing in this Fund are interest rate risk, credit risk, prepayment risk and below investment-grade securities risk. To the extent that the portfolio managers invest in foreign securities, the Fund would be subject to foreign exposure risk. Certain portfolio securities are derivative securities that carry derivative securities risk.

If you would like additional information regarding the risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                   -----------
                                                                            11

------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 6.25% for the quarter ended June 30, 1995. The Fund's lowest return for a quarter was -2.37% for the quarter ended March 31, 1994. The Fund's year-to-date return was -0.52% as of March 31, 1999.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers Aggregate Bond Index ("LB Aggregate Bond Index"). The table reflects the impact of the Fund's expenses. It assumes that you sold your Units at the end of each period.





Calendar Year Total Returns


                            [Bar Chart Appears Here]



  1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
  ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
 14.34%     8.61%    16.13%     6.61%     9.72%    -2.33%    18.21%     4.01%     9.58%     8.49%

Average Annual Total Return
(as of December 31, 1998)



                         1 Year       5 Years       10 Years
                         ------       -------       --------
Elfun Income Fund         8.49%        7.38%         9.19%
LB Aggregate Bond Index   8.67%        7.27%         9.26%



Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.


[Sidebar]
All mutual funds use a standard formula to calculate total return. Total return measures the price change in a Unit assuming the reinvestment of all dividend income and capital gain distributions.

----------------------
12 Elfun Funds
   Prospectus
   Income Funds

--------------------------------------------------------------------------------

Elfun Tax-Exempt Income Fund

Investment Objective:
Seeks as high a level of current interest income exempt from Federal income taxation as is available from concentration of investment in municipal bonds consistent with prudent investment management and the preservation of capital.


Elfun Tax-Exempt Income Fund

The Strategy


The Elfun Tax-Exempt Income Fund invests primarily in investment-grade municipal securities. The portfolio manager manages the Fund so that, under normal conditions, at least 80% of the Fund's net assets is invested in municipal securities, the income from which is typically exempt from federal personal income tax and the federal alternative minimum tax.


The portfolio manager seeks to identify debt securities with characteristics such as:

o    attractive yields and prices
o    the potential for income generation
o    the potential for capital appreciation
o    reasonable credit quality


The Fund also may invest to a lesser extent in tax-free or taxable money market instruments and may hold cash. The portfolio manager may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Risks


The principal risks of investing in this Fund are municipal securities risk, interest rate risk and credit risk. Certain portfolio securities are derivative securities that carry derivative securities risk. The Fund's income may be subject to state and local taxes.


If you would like additional information regarding the investment strategies and risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                     -----------
                                                                              13

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 7.07% for the quarter ended March 31, 1995. The Fund's lowest return for a quarter was -5.35% for the quarter ended March 31, 1994. The Fund's year-to-date return was 0.77% as of March 31, 1999.


The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers Municipal Bond Index ("LB Muni Bond Index"). The table reflects the impact of the Fund's expenses. It assumes that you sold your Units at the end of each period.




Calendar Year Total Returns


                            [Bar Chart Appears Here]



1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
----      ----      ----      ----      ----      ----      ----      ----      ----      ----
9.21%     5.98%    12.08%     8.50%    12.11%    -5.77%    17.32%     3.60%     9.59%     6.21%



Average Annual Total Return
(as of December 31, 1998)


                       1 Year      5 Years       10 Years
                       ------      -------       --------
Elfun Tax-Exempt
Income Fund            6.21%        5.92%         7.72%
LB Muni Bond Index     6.48%        6.22%         8.22%



Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.


Tax-Exempt Investing -- Tax-exempt investing usually benefits investors in higher tax brackets.



All mutual funds use a standard formula to calculate total return. Total return measures the price change in a Unit assuming the reinvestment of all dividend income and capital gain distributions.

----------
14


                     [This page intentionally left blank.]

                                        ----------------------------------------

                                        Asset Allocation       Elfun Funds    15
                                        Fund                   Prospectus

--------------------------------------------------------------------------------


Who may want to invest in an Elfun Asset Allocation Fund?


An Asset Allocation Fund may be appropriate for your investment portfolio if you:

o seek both capital appreciation and current income
o want a single diversified investment


Asset allocation funds are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to diversify by investing in a core portfolio that typically holds both equity securities and debt securities. Although an investor may achieve the same level of diversification by buying individual Elfun Equity or Income Funds, the Elfun Diversified Fund presents a diversification alternative within one fund. An investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective.


[Sidebar]

An investment in an Elfun Fund is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in an Elfun Fund is subject to investment risks, including possible loss of principal invested.

----------------------------------------
16  Elfun Funds
    Prospectus

    Asset Allocation
    Fund

--------------------------------------------------------------------------------

Elfun Diversified Fund

Investment Objective:
Seeks the highest total return consistent with prudent investment management and the preservation of capital.

The Strategy


The Elfun Diversified Fund invests primarily in equity securities and debt securities. The portfolio managers follow an asset allocation process established by General Electric Investment Corporation's Asset Allocation Committee to diversify holdings across asset classes. It is likely that the Fund will maintain a weighting in U.S. equity securities, debt securities and foreign securities based on the relative attractiveness of the asset classes. The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.


The portfolio managers seek to identify equity securities of companies with characteristics such as:
o strong earnings growth
o attractive prices
o a presence in successful industries
o high quality management


The portfolio managers seek to identify debt securities with characteristics such as:
o attractive yields, coupons and prices
o favorable cash flow
o reasonable credit quality



The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.



The Fund's asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and unitholders to incur increased taxes on their investment in the Fund.


The Risks


The principal risks of investing in this Fund are stock market risk, foreign exposure risk, interest rate risk, credit risk and prepayment risk. To the extent the portfolio managers invest in high yield securities, the Fund would be subject to below investment-grade securities risk. Certain portfolio securities are derivative securities that carry derivative securities risk.


If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                              17

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 11.94% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was -5.78% for the quarter ended September 30, 1998. The Fund's year-to-date return was 3.62% as of March 31, 1999.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index and the return of the LB Aggregate Bond Index. The table reflects the impact of the Fund's expenses. It assumes that you sold your Units at the end of each period.



Calendar Year Total Returns

[Bar Chart]

1989         21.51%
1990          4.75%
1991         17.70%
1992          9.35%
1993          8.90%
1994         -0.26%
1995         27.11%
1996         14.40%
1997         18.58%
1998         17.14%


Average Annual Total Return
(as of December 31, 1998)

                                1 Year      5 Years       10 Years
                                ------      -------       --------
Elfun Diversified Fund          17.14%       15.03%        13.65%
S&P 500 Index                   28.70%       24.08%        19.21%
LB Aggregate Bond Index          8.67%        7.27%         9.26%


Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.


All mutual funds must use the same formula to calculate total return. Total return measures the price change in a Unit assuming the reinvestment of all dividend income and capital gain distributions.

---------
18

--------------------------------------------------------------------------------


                    [This page intentionally left blank.]

                                       -----------------------------------------
                                       Money                     Elfun Funds  19
                                       Market Fund               Prospectus

--------------------------------------------------------------------------------


Who may want to invest in an Elfun Money Market Fund?



A Money Market Fund may be appropriate for your portfolio if you:


o want regular income

o are investing for a short period of time

o want an investment that seeks to maintain a stable share price



A Money Market Fund may not be appropriate if you:



o want a potentially higher rate of income


o want a long-term investment
o seek capital appreciation


Money Market Funds invest in short-term, high quality debt securities. They seek to provide stability of principal and regular income. The income provided by a money market fund varies with interest rate movements.

-----------

20 Elfun Funds
   Prospectus
   Money Market Fund


------------------------------------------------------------------------------

Elfun Money Market Fund

Investment Objective:
Seeks a high level of current income consistent with prudent investment management and the preservation of capital.

The Strategy


The Elfun Money Market Fund invests primarily in short-term, U.S. dollar-denominated money market instruments. The Fund's investments may include U.S. Government securities, repurchase agreements, commercial paper, variable rate securities, foreign debt securities and bank deposits of domestic and foreign banks. The portfolio manager limits investments to high quality securities with maturities of up to 13 months and limits the average maturity to 90 days.


The Fund invests consistent with regulatory standards governing security quality, maturity and portfolio diversification. The Fund may invest more than 25% of its total assets in the banking industry. Changes in banking regulations or the economy can have a significant negative impact on the banking industry.

All of the Fund's assets are rated in the two highest short-term rating categories (or their unrated equivalents), and 95% of its assets are rated in the highest rating category (or its unrated equivalent), by a nationally recognized statistical rating organization. Additional information about the money market securities in which the Fund may invest, including rating categories, is contained in the statement of additional information.


The Risks


The principal risks of investing in this Fund are interest rate risk, credit risk and foreign exposure risk.



An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a value of $1.00 per Unit, it is possible to lose money by investing in the Fund. The Fund's yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund's investments could cause the Fund's Unit price to decline below $1.00.


If you would like additional information regarding the investment strategies and risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                    ----------
                                                                            21

------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.


During the periods presented in the bar chart, the Fund's highest return for a quarter was 1.82% for the quarter ended March 31, 1991. The Fund's lowest return for a quarter was 0.26% for the quarter ended January 31, 1993. The Fund's year-to-date return was 1.18% as of March 31, 1999.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the 90 Day Treasury Bill Rate ("90 Day T-Bill"). The table reflects the impact of the Fund's expenses. It assumes that you sold your Units at the end of each period. The Fund's seven day yield was 4.92% and the seven day effective yield was 5.04% as of December 31, 1998. "Effective yield" reflects the compounding effect of earnings on reinvested dividends.



Calendar Year Total Returns

     [BAR CHART APPEARS HERE]

1991           6.55%
1992           3.91%
1993           3.31%
1994           4.17%
1995           5.82%
1996           5.23%
1997           5.45%
1998           5.39%

Average Annual Total Return
(as of December 31, 1998)

                                                         Since
                              1 Year      5 Years      Inception*
                              ------      -------      ----------
Elfun Money Market Fund       5.39%        5.21%         5.19%
90 Day T-Bill                 4.88%        5.05%         4.80%



Both the bar chart and table assume reinvestment of dividends and distributions. If GEIC had not reduced certain expenses during certain of the periods shown, the Fund's total return would have been lower. As with all mutual funds, past performance is not an indication of future performance.


* Inception date (commencement of investment operations): June 14, 1990


[Sidebar]

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a Unit assuming the reinvestment of all dividend income and capital gain distributions.

---------------------
22 Elfun Funds                  Fund Expenses
   Prospectus

------------------------------------------------------------------------------

This summary shows what it will cost you directly or indirectly to invest in a Fund.


No sales charges, redemption fees or transfer fees are assessed by any Fund, except if a unitholder elects to redeem units by telephone and have the proceeds wired to a bank, in which case a Fund will charge a $10 fee.



Annual fund operating expenses come out of a Fund's assets and are reflected in the Fund's Unit price and dividends.



The figures below reflect actual expenses for the year ended December 31, 1998.


Annual Fund Operating Expenses
(as a percentage of average net assets)


                                                        Elfun
                                               Elfun     Tax-             Elfun
                                      Elfun   Diversi-  Exempt   Elfun    Money
                             Elfun    Global   fied     Income   Income   Market
                             Trusts    Fund    Fund      Fund     Fund    Fund
                             ------    ----    ----      ----     ----    ----

Management expenses:*        0.05%    0.10%   0.09%      0.04%    0.07%   0.03%
Other expenses:**            0.07%    0.21%   0.16%      0.06%    0.15%   0.22%
Total Operating Expenses:    0.12%    0.31%   0.25%      0.10%    0.22%   0.25%




* The nature of the services provided to, and the management expenses paid by, each Fund are described under "About the Investment Adviser."



** "Other expenses" includes costs of unitholder services, custodial fees, legal and accounting fees, printing costs and registration fees, the costs of regulatory compliance, the costs associated with maintaining a Fund's legal existence and the costs involved in communicating with unitholders of the Funds.

                                                                    ----------
                                                                            23

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The Impact of Fund Expenses


The following example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund's operating expenses remain the same. The example also assumes that you redeemed all of your Units at the end of each period shown. The example should not be considered to be a representation of past or future expenses of a Fund. Actual expenses may be greater or less than those shown.



Example


                   You would pay the following expenses on a $10,000 investment:

                                     1 Year    3 Years    5 Years       10 Years
                                     ------    -------    -------       --------
 Elfun Trusts:                       $  12     $ 39       $  68         $ 154

 Elfun Global Fund:                     32      100         174           393

 Elfun Income Fund:                     23       71         124           280

 Elfun Tax-Exempt Income Fund:          10       32          56           128

 Elfun Diversified Fund:                26       80         141           318

 Elfun Money Market Fund:               26       80         141           318

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24  Elfun Funds               More on
    Prospectus                Strategies
                              and Risks

--------------------------------------------------------------------------------

More on Risks


Like all mutual funds, investing in the Elfun Funds involves risk factors and special considerations. A Fund's risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in a Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a Fund will achieve its investment objective. Investing in Units of a Fund should not be considered a complete investment program. The Unit value of the Equity Funds, Income Funds and Elfun Diversified Fund will rise and fall. Although the Elfun Money Market Fund seeks to preserve the value of your investment at $1.00 per Unit, it is possible to lose money by investing in the Fund.



One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes--such as stocks, bonds and cash--and within an asset class--such as small-cap and large-cap stocks--can help you manage risk and achieve the results you need to comfortably reach your financial goals.


For more information about the risks associated with the Funds, please see the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus.


Below investment-grade securities risk: Below investment-grade securities, sometimes called "junk bonds," are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and calculating a Fund's net asset value. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.


Credit Risk: The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect credit quality and therefore the ability to honor financial obligations. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

Derivative Securities Risk: Derivative securities (securities whose values are based on other securities, currencies or indices) include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps and structured securities. Derivative securities may be used as a direct investment or as a hedge for a Fund's portfolio or a portion of a portfolio. Hedging involves using a security to offset investment risk. Hedging may include reducing the risk of a position held in a portfolio. Hedging and other investment techniques also may be used to increase a Fund's exposure to a particular investment strategy. If the portfolio manager's judgment of market conditions proves incorrect or the strategy does not correlate well with a Fund's investments, the use of derivatives could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a Fund's volatility. In addition, in the event that non-exchange traded

                                                                      ----------
                                                                              25

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derivatives are used, these derivatives could result in a loss if the counterparty to the transaction does not perform as promised.


Emerging Markets Risk: Emerging market securities bear most foreign exposure risks discussed later in this section. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities market and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.



Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:


o Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including Depositary Receipts, also are subject to currency risk based on their related investments.

o Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund's foreign investments.

o Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.


Illiquid Securities Risk: Illiquid securities may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security at all, or forego other investment opportunities, all of which may have an impact on the Fund.



Interest Rate Risk: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.



Municipal Securities Risk: Municipal securities are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal securities typically is exempt from Federal income tax, however capital gains are subject to Federal tax. The municipal securities market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal securities are insured and guarantee the timely payment of interest and repayment of principal.


Prepayment Risk: Prices and yields of

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26  Elfun Funds
    Prospectus
    More on Strategies
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--------------------------------------------------------------------------------

mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund's portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.


Repurchase and Reverse Repurchase Agreements Risk:


A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities might decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase at a higher price under the agreement.



Restricted Securities Risk: Restricted securities may be subject to legal restraints and, therefore, are less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.



Stock Market Risk: A Fund's share price will move up and down in reaction to stock market movements. Stock prices change daily in response to company activity and general economic and market conditions. A Fund's investments in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of equity securities may decline. Also, equity securities are subject to the risk that a particular issuer's securities may decline in value, even during periods when equity securities in general are rising. Additional stock market risks may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Exposure Risk.



Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.


o Growth Investing Risk: Growth Stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.


o Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.


o Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.


o Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established compa-

                                                                      ----------
                                                                              27

--------------------------------------------------------------------------------


nies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies offers potential for above-average returns, the companies may not suceed and the value of stock shares could decline significantly.


Other Risk Considerations:

EURO Conversion: On January 1, 1999, eleven of the fifteen member countries of the European Economic and Monetary Union (Participating Countries) established fixed conversion rates between their existing sovereign currencies and the EURO, a new common currency in Europe. The introduction of the EURO may result in uncertainties for securities of European companies, European markets and the operation of the Funds. The redenomination of certain European debt and equity securities over a period of time may result in differences in various accounting, tax and/or legal treatments that would not otherwise occur. Market disruptions may occur that could adversely affect the value of European securities and currencies held by the Funds. Other risks relate to the ability of financial institution systems to process EURO transactions.


General Electric Investment Corporation has addressed ongoing EURO conversion issues in a broad range of areas, including internal business applications, trading systems and accounting systems. In addition, GE Investment Corporation has worked closely with the Funds' major service providers to address EURO conversion issues. It is possible, however, that the markets for securities in which certain Funds invest may be adversely affected by the conversion to the EURO. Furthermore, individual issuers may suffer increased costs and decreased earnings due to the long-term impact of EURO conversion.



Year 2000: Like other business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by its investment manager and external service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." General Electric Investment Corporation is engaged in a multi-year effort to address the Year 2000 Problem in a broad range of areas, including internal business applications, process-enabling systems and facilities. In addition, efforts are underway to track each of the Funds' major service providers to see what they have completed, or have undertaken to address the Year 2000 Problem. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


Furthermore, it is possible that the markets for securities in which the Funds invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Problem than major U.S. entities, which could have a greater impact on certain Elfun Funds' investments that are more sensitive to these risks.

More On Investment Strategies


A Fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Funds' Board of Trustees. No Fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed in the Funds' SAI.




Holding Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash and/or money market instruments (i) pending investment, (ii) for


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28  Elfun Funds
    Prospectus
    More on Strategies
    and Risks


--------------------------------------------------------------------------------


cash management purposes, and (iii) to meet operating expenses. A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold cash and/or invest in money market instruments, or (ii) restrict the securities markets in which a Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies. The Funds, other than the Money Market Fund, may invest in money market instruments directly or indirectly through investment in the GEI Short-Term Investment Fund ("Investment Fund"). The Investment Fund is advised by GE Investment Management Incorporated, an affiliate of the Funds' investment manager, which charges no advisory fee to the Investment Fund.


To the extent that a Fund, other than the Elfun Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective.


Various investment techniques are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities and selling securities short. These techniques are designed to adjust the risk and return characteristics of a Fund's portfolio of investments and are not used for leverage. To the extent that a Fund employs these techniques, the Fund would be subject to derivative securities risk.



Borrowing: Each Fund may borrow for temporary or emergency purposes. The Elfun Tax-Exempt Income Fund may borrow from banks for long-term or leveraging purposes in an amount not to exceed 10% of total assets. Borrowing for long-term or leveraging purposes may increase the impact on the Fund of fluctuations in the value of securities purchased with borrowed money. There can be no assurance that the Fund would realize a higher return on its investment than the interest rate on borrowed money.



The following are important definitions that may be unfamiliar to an investor reading about the Elfun Funds:

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans.

Bank Deposits are cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

Cash and cash equivalents are highly liquid and highly rated instruments such as commercial paper and bank deposits.

Certificates of Deposit include short-term debt securities issued by banks.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Convertible securities may be debt or equity securities that pay interest or dividends and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These inter-

                                                                      ----------
                                                                              29

--------------------------------------------------------------------------------


ests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative Securities (securities whose values are based on other securities, currencies or indices) include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps, interest-only and principal-only debt securities, certain mortgage-backed securities like CMOs, and structured securities.

Duration -- a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of its price risk. Each year of duration approximates an expected one percent change in the bond's price for every one percent change in the interest rate.

Eurodollar Deposits are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

o Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions or by foreign branches of U.S. corporations and financial institutions

o Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S.

o Securities denominated in currencies other than U.S. dollars

Foreign securities include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

High yield securities are debt securities of corporations, preferred stock and convertible preferred stock that are rated Ba through C by Moody's or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody's or S&P, are considered by portfolio management to be of speculative quality. High yield securities include bonds rated below investment grade, sometimes called "junk bonds," and are considered speculative by the major credit rating agencies.

Illiquid Securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

Investment-grade securities are debt securities rated Baa or better by Moody's and BBB or better by S&P or are comparably rated by another nationally recognized statistical rating organization, or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

Maturity -- the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Money market instruments are short-term debt securities of the U.S. government, banks and corporations. The Funds may invest in money market instruments through investments in the GEI Short-Term Investment Fund (Investment Fund). The Investment Fund is advised by GE Investment Management Incorporated, an affiliate of the Funds' investment manager, which charges no advisory fee for such services.

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and other government agencies and private issuers. They may also include collateralized mortgage


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30  Elfun Funds
    Prospectus
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obligations ("CMOs") which are derivative securities that are fully collateralized by a portfolio of mortgages.

Municipal securities are debt obligations of local, state or regional governments. Municipal securities include both municipal bonds (securities with maturities of more than one year) and municipal notes (securities with maturities of less than one year). They may be a general obligation of the municipality that issued them or they may be secured by the revenues of a special project or facility. Income derived from investments in municipal securities is typically exempt from Federal income tax, however, capital gains are subject to Federal tax.

Non-publicly traded securities are securities that are subject to contractual or legal restrictions on transfer, excluding, for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by a Fund's Board of Trustees.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

Repurchase Agreements (repos) are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date -- usually the next day.

U.S. Government Securities are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government Securities are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government Securities are considered highly creditworthy.

Variable Rate Securities carry interest rates that may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Weighted average maturity -- the length of time in days or years until the average security in a money market or bond fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates an income fund's sensitivity to changes in interest rates. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

The following tables summarize each Fund's current investment policies and limitations. Certain policies and limitations may be changed at the discretion of GE Investment Managment. Percentage figures refer to the percentage of a Fund's assets that may be invested in accordance with the indicated policy.


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
                                                                       Structured    Purchasing      Purchasing
                                          Reverse       Non-Publicly   and           and Writing     and Writing
                              Repurchase  Repurchase    Traded         Indexed       Securities      Securities
                              Agreements  Agreements    Securities     Securities    Options         Index Options
                              ----------  ----------    ----------     ----------    -------         -------------
Elfun Trusts                    Yes           No             Yes           No           Yes            Yes

Elfun Global Fund               Yes           No             Yes           No           Yes            Yes

Elfun Income Fund               Yes           No             Yes           Yes          Yes            Yes

Elfun Tax-Exempt Income Fund    Yes           No             Yes           No           Yes            Yes

Elfun Diversified Fund          Yes           No             Yes           Yes          Yes            Yes

Elfun Money Market Fund         Yes           Yes            Yes           No           No             No



                                                                                       Maximum             Maximum       When-Issued
                   Futures                                                             Investment in       Investment    and
                   and           Forward         Options on       Maximum              Below-Investment    in            Delayed
                   Options on    Currency        Foreign          Investment in        Grade Debt          Foreign       Delivery
                   Futures       Transactions    Currencies       Debt Securities      Securities          Securities    Securities
                   ---------     ------------    ----------       ---------------      ----------------    ----------    ----------
Elfun Trusts          Yes            No              No              35%                  5%                  35%*        Yes

Elfun Global Fund     Yes            Yes             Yes             35%                  None                100%        Yes

Elfun Income Fund     Yes            Yes             Yes             100% (maximum        10% BB or B by      35%*        Yes
                                                                     of 25% BBB by        S&P or Ba or B
                                                                     S&P or Baa by        by Moody's or
                                                                     Moody's or           equivalent
                                                                     equivalent)

Elfun Tax-Exempt      Yes            No              No              100% (maximum        10% BB or B         None        Yes
Income Fund                                                          of 25% BBB           by S&P or Ba
                                                                     by S&P or Baa        by Moody's or
                                                                     by Moody's or        equivalent
                                                                     equivalent)

Elfun Diversified     Yes            Yes             Yes             100% (maximum        10% BB or B by      20%*        Yes
Fund                                                                 of 25% BBB by        S&P or Ba or
                                                                     S&P or Baa by        by Moody's or
                                                                     Moody's or           equivalent
                                                                     equivalent)

Elfun Money Market    No             No              No              100%                 None                10%*        Yes
Fund



* This limitation excludes ADRs and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or Nasdaq Small Cap Market.


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32  Elfun Funds Propectus
    More on Strategies
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--------------------------------------------------------------------------------


                                             Debt                                                  Floating     Participation
                                             Obligations                    Securities             and          Interests
                    Lending     Rule         of                             of Other               Variable     in
                    Portfolio   144A         Supranational   Depositary     Investment  Municipal  Rate         Municipal
                    Securities  Securities   Agencies        Receipts       Funds       Leases     Instruments  Obligations
                    ----------  ----------   --------        --------       -----       ------     -----------  -----------
Elfun Trusts          Yes         Yes           No             Yes            Yes         No         No          No

Elfun Global Fund     Yes         Yes           No             Yes            Yes         No         No*         No

Elfun Income Fund     Yes         Yes           Yes            No             Yes         No         Yes         Yes

Elfun Tax-Exempt      Yes         Yes           No             No             No          Yes        Yes         Yes
Income Fund

Elfun Diversified     Yes         Yes           Yes            Yes            Yes         Yes        Yes         Yes
Fund

Elfun Money Market    Yes         Yes           Yes            No             No          No         Yes         No
Fund


* Excludes commercial paper and notes with variable and floating rates of interest.



                                                                                       Asset
                                              Custodial     Mortgage     Government    Backed
                                              Receipts      Related      Stripped      Securities                       Short
                    Zero         Municipal    on            Securities,  Mortgage      and                 Mortgage     Sales
                    Coupon       Obligation   Municipal     including    Related       Receivable-Backed   Dollar       Against
                    Obligations  Components   Obligations   CMOs         Securities    Securities          Rolls        the Box
                    -----------  ----------   -----------   ----         ----------    ----------          -----        -------
Elfun Trusts          No           No           No           No         No                 No               No            No

Elfun Global Fund     No           No           No           No         No                 No               No            No*

Elfun Income Fund     Yes          No           No           Yes        Yes                Yes              Yes           No

Elfun Tax-Exempt      Yes          Yes          Yes          No         No                 No               No            No
Income Fund

Elfun Diversified     Yes          Yes          Yes          Yes        Yes                Yes              Yes           No*
Fund

Elfun Money Market    No           No           No           No         No                 No               No            Yes
Fund



* The Fund may join with other investment companies or client accounts in the purchase or sale of securities.

                                       -----------------------------------------
                                       About the Investment      Elfun Funds  33
                                       Adviser, Distributor      Prospectus
                                       and Servicing Agent


--------------------------------------------------------------------------------


Investment Adviser and Administrator



General Electric Investment Corporation (GEIC), located at 3003 Summer Street, Stamford, Connecticut 06904, is the investment adviser of each Fund. GEIC is a wholly-owned subsidiary of GE and a registered investment adviser. GEIC's principal officers, directors and portfolio managers hold similar positions with GE Investment Management Incorporated (GEIM), a wholly-owned subsidiary of GE. As of March 1, 1999, GEIC and GEIM managed roughly $80 billion in assets, including $16 billion in mutual funds.



The management and administration fee charged to the Funds by GEIC is the reasonable cost, both direct and indirect, incurred by GEIC in providing advisory and administration services. Direct and indirect costs incurred by GEIC for a Fund are paid out of, or reimbursed to GEIC from, gross income. The costs to be charged to a Fund include: SEC fees, state Blue Sky notification fees, fees of custodians, transfer and dividend disbursing agents (including fees and expenses incurred by GEIC as the Funds' unitholder servicing agent (the "Servicing Agent")), industry association fees, external accounting, audit and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to unitholder services (including, without limitation, telephone and personnel expenses), costs of preparing and pricing unitholders' reports, prospectuses and statements of additional information and holding meetings, the direct and indirect cost of GEIC personnel providing investment advisory and other services to the Fund. Some of these costs may be incurred directly by the Funds. While Trustees who are employees of GE serve as trustees without compensation, each Fund is required to reimburse GEIC for the portion of the remuneration such persons receive from GE which is allocable to the time they spend on Fund matters in their capacity as GEIC employees. In addition, the following cost and expenses will be incurred directly by a Fund; taxes, brokerage fees and expenses, interest on borrowings and extraordinary expenses.



For the year ended December 31, 1998, the Funds paid GEIC the following amounts as a percentage of average net assets for investment management and administration services:



 Elfun Trusts                                                       0.05%

 Elfun Global Fund                                                  0.10%

 Elfun Income Fund                                                  0.07%

 Elfun Tax-Exempt Income Fund                                       0.04%

 Elfun Diversified Fund                                             0.09%

 Elfun Money Market Fund                                            0.03%



Distributor and Servicing Agent

During the year ended December 31, 1998, GEIC also served as the Funds' Servicing Agent. As Servicing Agent, GEIC was responsible for processing redemption requests, providing services which assist the Funds' transfer agent, and responding to unitholder inquiries. GEIC was reimbursed for the reasonable costs of providing such services. For the year ended December 31, 1998, the Funds paid GEIC the following amounts as a percentage of average net assets for services as Servicing Agent: Elfun Trusts -- 0.03%; Elfun Global Fund -- 0.08%; Elfun Income Fund -- 0.06%; Elfun Tax-Exempt Income Fund -- 0.02%; Elfun Diversified Fund -- 0.06%; and Elfun Money Market Fund -- 0.05%


Effective January 1, 1999, GE Investment Distributors, Inc. ("GEID"), the Funds' distributor, assumed GEIC's responsibilities as Servicing Agent. GEID does not receive a fee for acting as the Fund's Distributor and is reimbursed for the reasonable costs incurred in providing its services as Servicing Agent. GEID is a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc., an indirect, wholly-owned subsidiary of GE.

-----------------------------------------
34   Elfun Funds
     Prospectus
     About the
     Investment Adviser


--------------------------------------------------------------------------------

                      About the Funds' Portfolio Managers


David B. Carlson is a Senior Vice President of GEIC. He is portfolio manager of Elfun Trusts and is also responsible for the management of the equity investments for the Elfun Diversified Fund. He has served Elfun Trusts as a portfolio manager since 1988 and has served the Elfun Diversified Fund as a portfolio manager since 1992. He has more than 16 years of investment experience and has held positions with GEIC, or its affiliates since 1982.



Robert R. Kaelin is a Senior Vice President of GE Investments and is the portfolio manager of the Elfun Tax-Exempt Income Fund. He has served as a portfolio manager for the Fund since 1984 and has over 29 years of investment experience. Mr. Kaelin has held positions with GEIC since 1984.



Ralph R. Layman is a Director and Executive Vice President of GEIC. Mr. Layman is a co-portfolio manager of the Elfun Global Fund and has served the Fund in a portfolio management capacity since 1991. He has also managed foreign investments of the Elfun Diversified Fund since March 1997. He has more than 20 years of investment experience and has held positions with GEIC since 1991.



Robert A. MacDougall is a Director and Executive Vice President of GEIC. He leads a team of portfolio managers for the Elfun Income Fund and also manages fixed income investments for the Elfun Diversified Fund. Mr. MacDougall has served in those capaciites for the Elfun Income Fund since 1986 and the Elfun Diversified Fund since its inception in 1987. He has more than 15 years of investment experience and has held positions with GEIC since 1986.



Michael J. Solecki is a Vice President of GEIC and co-portfolio manager of the Elfun Global Fund and has served in that capacity since March 1997. He has more than eight years of investment experience and has held positions with GEIC since 1990.

                                       -----------------------------------------
                                       How to Invest             Elfun Funds  35
                                                                 Prospectus

--------------------------------------------------------------------------------


How to Purchase Units



Who may Purchase Units



Units of any of the six Elfun Funds to which this prospectus pertains may be purchased by:

1. Regular and senior members of the Elfun Society,
2. The immediate family of those members,
3. Trusts whose sole beneficiaries are such members,
4. The surviving unremarried spouse of a deceased member,
5. Members of the Board of Directors of General Electric Company ("GE"),
6. GE and its subsidiaries, and
7. Such others as the trustees of the Funds may permit provided that their participation does not affect the Funds' status as "employees' securities companies" within the meaning of section 2(a)(13) of the Investment Company Act of 1940, as amended (the "1940 Act").


Regular members of the Elfun Society are selected from active employees of GE and/or its majority owned subsidiaries. Senior members are former members who have retired from those companies. Immediate family is defined as spouse, children or step-children.


Fund may, in its discretion, reject any order for the purchase of Units. The Funds no longer issue physical certificates representing Units in any Fund. Ownership of Units is evidenced by Statements of Account representing Units issued in book-entry form.



The Elfun Funds offer several ways to purchase Units. You may open an account and make an investment by mail and make subsequent investments by bank wire, payroll deduction or electronic funds transfer, as described later in this section. The Funds no longer issue physical certificates representing Units in any Fund. Ownership of Units is evidenced by Statements of Account representing Units issued in book-entry form.



Investing By Mail


o  Read this prospectus.

o If opening a new account, complete and sign the application. You may obtain an application by calling the Funds' Distributor at the number listed on the back cover.



o Send a check drawn on a U.S. bank in U.S. dollars payable to the applicable Fund. Third-party checks or endorsed checks are not accepted by the Funds.

o If adding to an existing account, include your account number on the check.

o If a check used to open or add to an account does not clear, you may be assessed an additional change.



Mail to:

  Elfun Mutual Funds
  P.O. Box 419631
  Kansas City, MO  64141-6631

Overnight delivery:
  Elfun Mutual Funds
  c/o National Financial Data Services Inc.
  330 West 9th Street
  Kansas City, MO  64105


Minimum Investments





Initial Investment              $500


Subsequent Investments          $100


Subsequent minimums are reduced to $25 for Automatic Investment and Payroll Savings Plans. Accounts that fall below the $500 account minimum may be automatically redeemed by a Fund on 30 days' notice.

---------------------------------------
36  Elfun Funds
    Prospectus
    How to Invest

--------------------------------------------------------------------------------

          Once You Have Opened an Account--You Have Additional Options

                                    By Wire

o Wire to the address below. Include your name, the name of the Fund and your account number. The unitholder's bank may charge a fee for this service.


o Wire orders received by the close of regular trading on the New York Stock Exchange (NYSE) are executed at that day's net asset value per unit. Wire orders received after the close of regular trading on the NYSE receive the next business days' price.


Wire Address:
State Street Bank and Trust Company

ABA 0110-0002-8
DDA 9905-101-3



Payroll Deduction
o You must furnish a completed Elfun Mutual Funds Payroll Deduction Authorization Form to the Distributor. Contact the Distributor for a copy of the Payroll Deduction Form at (800) 242-0134.

o Statements of Account are sent on a quarterly basis to those investing through payroll deductions.

Automatic Investment Plan
o You may have funds transferred directly from your bank account each month. Call (800) 242-0134 to make arrangements.

o If an automatic investment transaction fails due to insufficient funds in your account, you may be assessed an additional charge.


Retirement Accounts

Units of the Funds, other than the Elfun Tax-Exempt Fund, are available for purchase by an Elfun Traditional or Roth Individual Retirement Account ("Elfun IRAs"). An Elfun IRA application and further details about Elfun IRAs plans are available from the Distributor.

                                                                     -----------
                                                                              37
--------------------------------------------------------------------------------


How to Redeem Units



                         Redemption of Units in General


Bookunits may be redeemed either by telephonic request or by mail. Units represented by Certificates should be mailed to the addresses listed below for deposit into Bookunits.



A redemption request received in proper form will be effected at the net asset value per Unit next determined less any redemption fee as the Trustees may prescribe. At the present time, the Trustees do not contemplate instituting any redemption fee for redemption by mail.


By Mail

Send a signed written request, stating the number of Units or specific dollar amount you want to sell. The written request must also identify the Fund from which Units are to be redeemed and the account number. Your signature must appear exactly as it does on the account registration.



Signatures must be guaranteed for any redemption:

o  exceeding $25,000
o  mailed to a different address from that on record
o  paid to someone else

o  wired to a financial institution (other than the bank of record)

o  mailed to an address that has been changed within the last 30 days



Mail to:
  Elfun Mutual Funds
  P.O. Box 419631
  Kansas City, MO 64141-6631

Overnight Delivery:
  Elfun Mutual Funds
  c/o National Financial Data Services Inc.
  330 West 9th Street
  Kansas City, MO 64105


By Telephone



Units may be redeemed by telephone utilizing the Funds' automated system or by an agent during business hours. The telephone option must have been selected during initial account setup or subsequently by written request signed by all registered Unitholders. A single $10 charge will be assessed with each telephonic redemption wire request. Call toll-free (800) 242-0134.

---------------------------------------
38  Elfun Funds
    Prospectus
    How to Invest

--------------------------------------------------------------------------------

By Systematic Withdrawal Plan

You may select a specific amount to be redeemed from your account on a regular basis.
o    Your account balance must be at least $10,000
o    Minimum of $50 per withdrawal

o    You may sell Units monthly

o If an automatic monthly investment transaction fails due to insufficient funds in your account, you may be assessed an additional charge.

o You will receive written confirmation of transactions on a quarterly basis (except the Elfun Money Market Fund which provides a written confirmation monthly)



o Further information about the Withdrawal Plan may be obtained from the Servicing Agent.


Checkwriting


Checkwriting privileges may be elected at no cost by shareholders of the Money Market Fund. Checks may be made payable to any person in amounts of $100 or more. The Transfer Agent will redeem Units in an amount sufficient to cover the amount of a check. If the amount of the check is greater than the value of the Units in a unitholder's account, the check will be returned marked "insufficient funds" and you may be assessed an additional charge. Please contact the Distributor at the number listed on the back cover for additional details.



Special Considerations for Selling Units



o When using a check to sell Units of the Money Market Fund, the minimum check amount is $100.



o If you have purchased Units of a Fund by personal check, redemption of these Units can only be processed after your check is cleared by your bank. This could take up to 15 days or more.



o If your account balance falls below $500, the transfer agent may request that you bring your balance up to the $500 minimum or request that you close your account. If you take no action within 30 days, the transfer agent may sell your Units and mail the proceeds to you.


Redemptions in Kind

Large redemptions that exceed $250,000 or 1% of a Fund's assets may be considered detrimental to the Fund's existing Unitholders. Therefore, the Fund may require that you take a "distribution in kind" upon redemption and may give you portfolio securities instead of cash proceeds. Such Fund portfolio securities will have to be sold through a broker and you may incur transaction costs when you sell them.



When We Receive Your Transaction Request



Purchase and redemption requests received in good order will be executed at the net asset value next calculated after receipt of transaction instructions.



Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time. Redemption may be suspended when trading on the NYSE is restricted or as permitted by the SEC. For Funds declaring daily income dividends, you will begin to earn income as of the first business day after payment for your order has been received by the Fund.



You may initiate certain transactions by telephone if you have completed and returned a telephone transaction form. The Distributor will not be responsible for losses resulting from unauthorized telephone transaction instructions if it follows reasonable procedures to verify the identity of the investor.

                                                                     -----------
                                                                              39

--------------------------------------------------------------------------------


How to Exchange Units



You can exchange Units of one Elfun Fund for Units of another Elfun Fund. An exchange is a sale and purchase of Units for tax purposes. You may have a taxable gain or loss when you exchange your Units. To exchange Units:



o  by telephone, call (800) 242-0134.



o by mail, send your written request to Elfun Mutual Funds at the address below.



Mail to:
  Elfun Mutual Funds
  P.O. Box 419631
  Kansas City, MO 64141-6631



Overnight Delivery:
  Elfun Mutual Fund
  c/o National Financial Data Services Inc.
  330 West 9th Street
  Kansas City, MO 64105



You should review the description of the Fund that you wish to purchase.

------------------------------------------
40  Elfun Funds  Dividends, Capital Gains
    Prospectus   and Other Tax Information

--------------------------------------------------------------------------------

Unless you instruct a Fund to mail dividends from net investment income and net capital gains to you, they will be reinvested in your account. There are no fees or charges to reinvest dividends.

Each Fund may be subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, the Funds may pay dividends from net investment income and net capital gains more frequently.


Fund                                           Distribution Schedule
----------------------------------------       -----------------------------------------------------------
Elfun Trusts                                   o  Dividends are declared and paid annually.
Elfun Global Fund                              o  Short-term and long-term capital gains, if any, are declared and paid
Elfun Diversified Fund                            annually



Fund                                           Distribution Schedule
----------------------------------------       -----------------------------------------------------------
Elfun Tax-Exempt Income Fund                   o  Dividends are declared daily and paid monthly.
Elfun Income Fund                              o  Short-term and long-term capital gains, if any, are declared and paid
Elfun Money Market Fund*                          annually.


* All expenses of the Elfun Money Market Fund are accrued daily and deducted before declaration of dividends to unitholders.

                                                                      ----------
                                                                              41

--------------------------------------------------------------------------------

Taxes

Tax issues can be complicated. We suggest you see your investment professional or tax advisor for any questions you may have.

Dividends and distributions from net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxed at the long-term capital gains rate, whether you reinvest your distributions or have them paid to you.


Distributions from Elfun Tax-Exempt Income Fund

In general, income from the Elfun Tax-Exempt Income Fund is exempt from Federal income tax but may be subject to state and local taxes. Because the Fund may invest in taxable securities, some dividends from net investment income may be subject to Federal and state income taxes. Short-term and long-term capital gains distributed by the Fund are taxable.


Foreign Taxes


Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce the fund's distributions. However, if you meet certain holding period requirements with respect to your fund Units, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.



Tax Statement

You will receive an annual statement summarizing your dividend and capital gains distributions. Please consult a tax advisor if you have questions about your specific tax situation.


Backup Withholding

If you do not provide complete and certified taxpayer identification information, each Fund is obligated by law to withhold 31% of most Fund distributions.

----------------------------------------
42  Elfun Funds    Calculating Net Asset Value
    Prospectus

--------------------------------------------------------------------------------


Fund Units are sold at net asset value ("NAV"). The NAV of each Fund is calculated at the close of regular trading on the New York Stock Exchange
(NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per Unit for Funds (other than the Elfun Money Market Fund) is determined by adding the value of the Fund's investments, cash, and other assets attributable to that class, subtracting its liabilities, and then dividing the result by the number of that class' outstanding Units.



A Fund's portfolio securities are valued most often on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. The prices are composed of the mean average of the bid and ask prices on the secondary market. All portfolio securities of the Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Fund's written or purchased options are generally valued at the last sales price, or if no sales occurred on that day, at the less quoted bid price. The value of a futures contract is generally equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A Fund's NAV may change on days when Unitholders will not be able to purchase or redeem the Fund's Units.


If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by a Fund's Board of Trustees that they believe accurately reflects "fair value."

                                        ----------------------------------------
                                        Financial               Elfun Funds   43
                                        Highlights              Prospectus

--------------------------------------------------------------------------------


The financial highlights tables that follow are intended to help you understand a Fund's financial performance for the fiscal years ended December 31. Certain information reflects financial results for a single Fund Unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request.

----------------------------------------
44  Elfun Funds
    Prospectus

    Financial
    Highlights

--------------------------------------------------------------------------------

Elfun Trusts



                                                                      1998         1997         1996         1995        1994
                                                                --------------------------------------------------------------------
Net Asset Value, Beginning of Year                                  $55.81       $46.46       $39.88       $30.91      $33.76
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                              0.83         0.75         0.75         0.77        0.77
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gains (Losses) on Investments         11.93        13.48         8.68        11.33       (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Total Income from Investment Operations                              12.76        14.23         9.43        12.10        0.09
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions from:
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                              0.83         0.74         0.75         0.77        0.77
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gains                                                 5.16         4.14         2.10         2.36        2.17
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   5.99         4.88         2.85         3.13        2.94
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $62.58       $55.81       $46.46       $39.88      $30.91
------------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                     22.94%       30.86%       23.55%       39.19%       0.23%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Year (in thousands)                       $2,368,878   $1,981,395   $1,525,979   $1,228,366    $900,349
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                            1.35%        1.39%        1.71%        2.08%       2.28%
------------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                         0.12%        0.09%        0.13%        0.13%       0.17%
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                              15%          16%          12%          15%         19%


--------------------------------------------------------------------------------

Elfun Global Fund



                                                                      1998         1997         1996         1995        1994
                                                                  ------------------------------------------------------------------
Net Asset Value, Beginning of Year                                  $17.00       $17.67       $16.65       $15.58      $16.48
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                              0.26         0.22         0.24         0.23        0.21
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gains (Losses) on Investments          2.69         1.26         2.45         2.27       (0.32)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) from Investment Operations                        2.95         1.48         2.69         2.50       (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions from:
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                              0.22         0.17         0.23         0.19        0.19
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gains                                                 0.13         1.98         1.44         1.24        0.60
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   0.35         2.15         1.67         1.43        0.79
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $19.60       $17.00       $17.67       $16.65      $15.58
------------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                     17.36%        8.47%       16.13%       16.03%      (0.63)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Year (in thousands)                         $207,466     $193,492     $176,303     $142,262    $126,196
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                            1.32%        1.17%        1.37%        1.36%       1.44%
------------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                         0.31%        0.24%        0.25%        0.34%       0.38%
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                              54%          83%          45%          55%         30%
------------------------------------------------------------------------------------------------------------------------------------



See Notes to Financial Highlights

                                                                      ----------
                                                                              45

--------------------------------------------------------------------------------

Elfun Income Fund


                                                                      1998         1997         1996         1995        1994
                                                                  ------------------------------------------------------------------
Net Asset Value, Beginning of Year                                  $11.61       $11.32       $11.64       $10.55      $11.68
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations:
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                              0.72         0.75         0.76         0.77        0.70
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gains (Losses) on Investments          0.24         0.29        (0.32)        1.09       (0.97)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) from Investment Operations                        0.96         1.04         0.44         1.86       (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions from:
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                              0.75         0.75         0.76         0.77        0.70
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gains                                                 0.26         0.00         0.00         0.00        0.16
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   1.01         0.75         0.76         0.77        0.86
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $11.56       $11.61       $11.32       $11.64      $10.55
------------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                      8.49%        9.58%        4.01%       18.21%      (2.33)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Year (in thousands)                         $274,082     $230,963     $219,451     $218,880    $185,665
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                            6.12%        6.56%        6.68%        6.90%       6.34%
------------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                         0.22%        0.20%        0.24%        0.25%       0.30%
------------------------------------------------------------------------------------------------------------------------------------
         Portfolio Turnover Rate                                       216%         222%         201%         367%        215%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Elfun Tax-Exempt
Income Fund



                                                                      1998         1997         1996         1995        1994
                                                                --------------------------------------------------------------------
Net Asset Value, Beginning of Year                                  $11.93       $11.61       $11.91       $10.83      $12.29
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Investment Operations
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                              0.62         0.65         0.66         0.68        0.67
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gains (Losses) on Investments          0.10         0.43        (0.25)        1.15       (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Investment Operations                        0.72         1.08         0.41         1.83       (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions from:
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                              0.62         0.65         0.66         0.68        0.67
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gains                                                 0.05         0.11         0.05         0.07        0.09
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   0.67         0.76         0.71         0.75        0.76
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $11.98       $11.93       $11.61       $11.91      $10.83
------------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                      6.21%        9.59%        3.60%       17.32%      (5.77)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Year (in thousands)                       $1,486,373   $1,394,734   $1,301,737   $1,312,342  $1,145,873
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                            5.18%        5.52%        5.67%        5.91%       5.90%
------------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                         0.10%        0.10%        0.13%        0.13%       0.13%
------------------------------------------------------------------------------------------------------------------------------------
         Portfolio Turnover Rate                                        18%          28%          22%          59%         24%
------------------------------------------------------------------------------------------------------------------------------------



See Notes to Financial Highlights

----------------------------------------
46  Elfun Funds
    Prospectus

    Financial
    Highlights

--------------------------------------------------------------------------------

Elfun Diversified Fund



                                                                      1998         1997         1996         1995        1994
                                                                  ------------------------------------------------------------------
Net Asset Value, Beginning of Year                                  $19.16       $17.27       $15.86       $13.24      $14.05
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations:
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                              0.61         0.56         0.54         0.53        0.47
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gains (Losses) on Investments          2.66         2.64         1.75         3.06       (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) from Investment Operations                        3.27         3.20         2.29         3.59       (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions from:
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                              0.60         0.56         0.54         0.53        0.46
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gains                                                 1.65         0.75         0.34         0.44        0.31
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   2.25         1.31         0.88         0.97        0.77
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $20.18       $19.16       $17.27       $15.86      $13.24
------------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                     17.14%       18.58%       14.40%       27.11%      (0.26)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Year (in thousands)                         $177,582     $143,808     $102,157      $77,255     $57,774
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                            3.00%        3.11%        3.41%        3.62%       3.42%
------------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                         0.25%        0.22%        0.28%        0.34%       0.39%
------------------------------------------------------------------------------------------------------------------------------------
         Portfolio Turnover Rate                                       126%         100%          89%          93%         82%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Elfun Money Market Fund



                                                                      1998         1997         1996         1995        1994(b)
                                                                  ------------------------------------------------------------------
Net Asset Value, Beginning of Year                                   $1.00        $1.00        $1.00        $1.00       $1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                              0.05         0.05         0.05         0.06        0.04
------------------------------------------------------------------------------------------------------------------------------------
Total Income from Investment Operations                               0.05         0.05         0.05         0.06        0.04
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions from:
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                              0.05         0.05         0.05         0.06        0.04
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   0.05         0.05         0.05         0.06        0.04
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                         $1.00        $1.00        $1.00        $1.00       $1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                      5.39%        5.45%        5.23%        5.82%       4.17%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Year (in thousands)                         $203,920     $167,385     $139,474     $117,506    $107,406
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                            5.21%        5.27%        5.08%        5.68%       4.20%
------------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                         0.25%        0.24%        0.31%        0.30%       0.16%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Notes to Financial Highlights


(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge.


(b) Had the Adviser not absorbed a portion of the expenses the net investment income per share would have been the same, the total return would have been lower, and the ratio of expenses to average net assets would have been .34% for the year ended December 31, 1994.

                    [This page intentionally left blank.]

----------------------------------------
Elfun Funds
Prospectus

----------------------------------------
Investment Adviser


General Electric Investment Corporation
3003 Summer Street
P.O. Box 7900
Stamford, CT 06904

----------------------------------------
Transfer Agent and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101

----------------------------------------

Distributor and Servicing Agent


GE Investment Distributors, Inc.
777 Long Ridge Road, Building B
Stamford, CT 06927

------------------------------------------------------------
If you wish to know more


You will find additional information about the Elfun Funds in the following documents:



Annual Report to Unitholders: This report details the Funds' actual investments as of the report date. The report usually includes performance numbers, a discussion of market conditions and investment strategies that affected Fund performance during the Funds' last fiscal year.


Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the prospectus). The SAI is on file with the Securities and Exchange Commission (SEC).

You may visit the SEC's Internet Website (http://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of this information by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 1-800-SEC-0330.


You may obtain a free copy of the SAI or the Funds' annual report and make inquiries by contacting:


Elfun Mutual Funds
3003 Summer Street
P.O. Box 120065
Stamford, CT 06912-0074

Telephone: 1-800-242-0134


Website: http://www.elfun.org



Investment Company Act file numbers:
Elfun Trusts: 811-00483
Elfun Global Fund: 811-05216
Elfun Income Fund: 811-03866
Elfun Tax-Exempt Income Fund: 811-02735
Elfun Diversified Fund: 811-05324
Elfun Money Market Fund: 811-05904


--------------------------------------------------------------------------------
EF-PRO-1